UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2024

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Einstein St., Floor 4 Ness Ziona, Israel	7414003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972723942377

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	PHGE.U	NYSE American
Shares of Common Stock, $0.0001 par value	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on July 9, 2024, at the annual meeting of stockholders (the “Annual Meeting”) of BiomX Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2019 Omnibus Long-Term Incentive Plan (“A&R 2019 LTIP”). As a result, the A&R 2019 LTIP became effective on July 9, 2024.

A description of the A&R 2019 LTIP was included under the heading “Proposal No. 2: Approval of the Amendment and Restatement of the Company’s 2019 Omnibus Long-Term Incentive Plan” in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 17, 2024 (the “Proxy Statement”). Such description is qualified in its entirety by reference to the full text of the A&R 2019 LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) from 120,000,000 shares to 750,000,000 shares. The increase in the number of authorized shares of Common Stock was effected pursuant to a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of BiomX Inc. (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on July 9, 2024 and was effective as of such date.

The above description is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A total of 52,913,585 shares of the Company’s Common Stock were present in person or represented by proxy at the Annual Meeting. At the Annual Meeting, stockholders voted in favor of the following items of business:

Proposal No. 1-Conversion Proposal

The Company’s stockholders voted to approve the conversion of 256,887 shares of the Company’s Series X Non-Voting Convertible Preferred Stock, par value $0.0001 per share, and the exercise of certain warrants issued in connection with the acquisition of Adaptive Phage Therapeutics, Inc., a Delaware corporation, that closed on March 15, 2024 and a concurrent private placement offering that closed on March 15, 2024 into shares of Common Stock in accordance with Section 713 of the NYSE American LLC Listed Company Guide.

Voted For	Voted Against	Abstain	Broker Non-Votes
39,377,633	139,170	5,587	4,226,227

Proposal No. 2-Incentive Plan Proposal

The Company’s stockholders voted to approve the amendment and restatement of the Company’s 2019 Omnibus Long-Term Incentive Plan.

Voted For	Voted Against	Abstain	Broker Non-Votes
39,344,993	167,998	9,399	4,226,227

Proposal No. 3-Charter Amendment Proposal

The Company’s stockholders voted to approve an amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of the Common Stock from 120,000,000 shares of Common Stock to 750,000,000 shares of Common Stock.

Voted For	Voted Against	Abstain	Broker Non-Votes
43,058,542	669,414	20,661	0

Proposal No. 4-Director Election Proposal

The Company’s stockholders voted to elect the following persons to the board of directors of the Company as Class I directors to serve until the 2027 Annual Meeting of Stockholders, and until their successors have been duly elected and qualified or until their earlier death, resignation or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alan Moses	48,527,519	159,839	4,226,227
Edward Williams	48,581,243	106,115	4,226,227

Proposal No. 5-Say-On-Pay Proposal

The Company’s stockholders voted to approve, on a nonbinding advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative discussion related thereto.

Voted For	Voted Against	Abstain	Broker Non-Votes
47,757,287	888,892	41,179	4,226,227

Proposal No. 6-Say-On-Frequency Proposal

The Company’s stockholders conducted a nonbinding advisory vote on the frequency (every one, two or three years) of future advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,320,108	1,659,441	36,345,155	1,362,654	4,226,227

Based on these results and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will conduct future stockholder advisory votes regarding the compensation to be paid by the Company to its named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on executive compensation, which is expected to occur at the Company’s 2030 Annual Meeting of Stockholders, unless otherwise determined by the Company’s Board of Directors.

Proposal No. 7-Reverse Stock Split Proposal

The Company’s stockholders voted to authorize the Company’s Board of Directors to amend the amended and restated certificate of incorporation, as amended, of the Company to effect one reverse stock split of the Company’s outstanding Common Stock at any ratio between 1-for-5 and 1-for-10 at such time as our Board of Directors shall determine, in its sole discretion, any time before July 9, 2025.

Voted For	Voted Against	Abstain	Broker Non-Votes
52,406,278	501,459	5,848	0

Proposal No. 8-Auditor Ratification Proposal

The Company’s stockholders voted to ratify the selection of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the fiscal year ending December 31, 2024.

Voted For	Voted Against	Abstain	Broker Non-Votes
52,764,494	144,971	4,120	0

Proposal No. 9-Adjournment Proposal

The Company’s stockholders voted to approve the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals 1 through 8.

Voted For	Voted Against	Abstain	Broker Non-Votes
52,000,392	790,762	122,431	0

No adjournment of the Annual Meeting was necessary.

The results reported above are final voting results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of BiomX Inc.
10.1	Amended and Restated Chardan Healthcare Acquisition Corp. Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

July 9, 2024	By:	/s/ Jonathan Solomon
		Name:	Jonathan Solomon
		Title:	Chief Executive Officer